UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 19, 2016

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin	54755
(Address of principal executive offices)	(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On July 19, 2016, the company issued a press release announcing financial results for the quarter ended June 30, 2016. Attached hereto as Exhibit 99.1 is a copy of the company’s press release dated July 19, 2016 announcing the company’s financial results for this period.

The press release also includes a discussion of diluted earnings per share and net income, net of the gain on the facility disposition; operating revenue, net of fuel surcharge revenue; operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharge revenue; and operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharge revenue and the gain on the facility disposition. The company provided these additional disclosures because management believes removing these items provide a more consistent basis for comparing results of operations from period to period. These financial measures in the press release have not been determined in accordance with generally accepted accounting principles (“GAAP”). Pursuant to Regulation G, the company has included a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures. For the discussion of diluted earnings per share, net of the gain on the facility disposition; net income, net of the gain on the facility disposition; operating revenue, net of fuel surcharge revenue; operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharge revenue; and operating expenses as a percentage of operating revenue, with both amounts net of fuel surcharge revenue and the gain on the facility disposition, the most directly comparable GAAP financial measures are diluted earnings per share, net income, operating revenue, and operating expenses divided by operating revenue, which are reconciled in the attached Exhibit 99.1.

The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

    Not Applicable.

(b)   Pro Forma Financial Information.

    Not Applicable.

(c)   Shell Company Transactions.

    Not Applicable.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 19, 2016 (included herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: July 20, 2016	By:	/s/ James J. Hinnendael
James J. Hinnendael
Its: Executive Vice President and Chief Financial Officer

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MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 19, 2016 (included herewith).

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